INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of US WATS, Inc. on Form S-8 of our report dated March 11, 1998, appearing in the Annual Report on Form 10-K of US WATS, Inc. for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania

June 11, 1998


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